Aquila Funds Trust

Aquila High Income Fund

Aquila Opportunity Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 1, 2024

to the Summary Prospectus, Prospectus and Statement of Additional Information

Dated May 1, 2024

The following disclosure supplements any information to the contrary in each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Aquila Investment Management LLC (“Aquila”), each Fund’s investment adviser, and Cantor Fitzgerald Investment Advisors, LP (“Cantor”) announced that they have entered into a definitive agreement for Aquila to sell assets used in its investment advisory business relating to the Funds to Cantor (the “transaction”).

Under the terms of the agreement, subject to Fund shareholder approval, each Fund is expected to be reorganized into a newly created series of Cantor Select Portfolios Trust (each, a “Reorganization” and collectively, the “Reorganizations”), and subsequently will be advised by Cantor and subadvised by Smith Group Asset Management, LLC. The Board of Trustees of the Funds (the “Board”) has unanimously approved each of the proposed Reorganizations. The proposed Reorganizations are listed below:

Aquila Funds	Acquiring Cantor Funds
Aquila High Income Fund	Cantor Fitzgerald High Income Fund
Aquila Opportunity Growth Fund	Cantor Fitzgerald Equity Opportunity Fund

Each Reorganization is contingent upon the completion of certain conditions, including approval by the shareholders of the applicable Fund. If all conditions are satisfied and approvals obtained, the transaction and proposed Reorganizations are expected to close in the third quarter of 2024.

The foregoing disclosure is not intended to solicit a proxy from any Fund shareholder. The solicitation of proxies to effect each Reorganization will be made by a final, effective Registration Statement on Form N-14, which includes a definitive Proxy Statement/Prospectus, after that Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”).

Fund shareholders are urged to read the Proxy Statement/Prospectus relating to the Reorganization of their Fund and other documents filed with the SEC carefully and in their entirety because these documents will contain important information about the proposed Reorganizations. The Proxy Statement/Prospectus contains information with respect to the investment objectives, risks, charges and expenses of the Cantor Funds and other important information that Fund shareholders should carefully consider.

Please retain this supplement for future reference.

AQL-AFTPSR-0524